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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


        Pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): April 16, 1999.


                            NEW FRONTIER MEDIA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                    333-59289                       84-1084061
 -------------               ---------------                -----------------
(State of                   (Commission File               (IRS Employer I.D.
 Incorporation)              Number)                        Number)


                          5435 Airport Blvd., Suite 100
                             Boulder, Colorado 80301
                                 (303) 444-0632
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)






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Item 5.  Other Events.

     On February 16, 1999, New Frontier Media, Inc. (the "Company") announced that it has executed a License Agreement with Pleasure Productions to acquire broadcast and electronic distribution rights, including subscription and pay-per-view television, video-on-demand and internet rights, to Pleasure's approximately 4,000 title adult film and video library, including its recently acquired Western Visual titles.

Item 8.           Exhibits.
------            ---------
  99              Press Release







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEW FRONTIER MEDIA, INC.
                                          (Registrant)


February 17, 1999                         By: /S/ MARK H. KRELOFF
                                              ----------------------------------
                                               Mark H. Kreloff, Chief Executive
                                               Officer


February 17, 1999                         By: /S/ MICHAEL WEINER
                                              ----------------------------------
                                              Michael Weiner, Executive Vice
                                              President





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                                  EXHIBIT INDEX


Exhibit No.       Exhibit                                                   Page
-----------       -------                                                   ----
     99           Press Release                                               5


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